UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania		16801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on December 12, 2012 and April 26, 2013, Rex Energy Corporation (“Rex Energy”) issued $250 million and $100 million, respectively, for an aggregate of $350 million of 8.875% Senior Notes due 2020 (the “Original Notes”), which are guaranteed on a senior unsecured basis by certain of Rex Energy’s subsidiaries (the “Guarantors”). In connection with the issuance of the Original Notes, Rex Energy and the Guarantors agreed, among other things, to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”), the exchange of the Original Notes and related guarantees for new notes (the “Exchange Notes”) and guarantees with substantially identical terms, except for the transfer restrictions and registration rights that do not apply to the Exchange Notes, and different administrative terms.

In connection with the anticipated filing of the Registration Statement by Rex Energy and the Guarantors, Rex Energy is filing this Current Report on Form 8-K, to revise the historical consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 14, 2013 (the “2012 Form 10 K”) to provide guarantor financial information for all periods presented as required by Regulation S-X promulgated by the SEC. In connection with the foregoing, Rex Energy is filing herewith as Exhibit 99.1 to this Current Report on Form 8-K its audited consolidated financial statements contained in the 2012 10-K, which include revised Note 26 (Subsequent Events) and new Note 28 (Condensed Consolidating Financial Information) in the Notes to its audited consolidated financial statements, disclosing condensed consolidating financial information of the Guarantors.

Pursuant to Rule 3-10 of Regulation S-X, the information included in this Current Report on Form 8-K updates Part II, Item 8. Financial Statements and Supplementary Data, and Part IV, Item 15. Exhibits and Financial Statement Schedules, of Rex Energy’s 2012 Form 10-K. The updated consolidated financial statements have been revised solely to include the revised footnote 26, the new footnote 28 and the updated reports of Rex Energy’s independent registered public accounting firms. Except as described in this Item 8.01, no other changes or modifications to Rex Energy’s previously issued consolidated financial statements are being made.

Information in the 2012 Form 10-K is generally stated as of December 31, 2012; however, the 2012 Form 10-K includes disclosure of certain material transactions occurring subsequent to December 31, 2012. Without limiting the foregoing, this Current Report on Form 8-K does not purport to update the information contained in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management other than disclosures contained in this Current Report on Form 8-K. Other information is contained in Rex Energy’s quarterly reports for the periods ended March 31, 2013 and June 30, 2013 (collectively, the “2013 Quarterly Reports”) and other documents subsequently filed by Rex Energy with the SEC. This Current Report on Form 8-K and the exhibits hereto should be read in conjunction with Rex Energy’s 2012 Form 10-K, the 2013 Quarterly Reports, the two other Current Reports on Form 8-K filed September 3, 2013 and other filings Rex Energy has made, or will make, with the SEC prior to the effectiveness of the Registration Statement. The 2013 Quarterly Reports and other filings Rex Energy has made contain important information regarding events, developments, and updates to certain expectations of Rex Energy that have occurred since the filing of the 2012 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG, LLP.

23.2	Consent of Malin, Bergquist & Rex Energy, LLP.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	Part II, Item 8. Financial Statements and Supplementary Data, and Part IV, Item 15. Exhibits and Financial Statement Schedules, of the 2012 Form 10-K, as revised.

Exhibit Number	Description

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

* These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Rex Energy has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Vice President, General Counsel and Secretary

Date: September 3, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG, LLP.

23.2	Consent of Malin, Bergquist & Rex Energy, LLP.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	Item 8. Financial Statements and Supplementary Data, and Part IV, Item 15. Exhibits and Financial Statement Schedules, of the 2012 Form 10-K, as revised.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

* These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.